[BetzDearborn Logo]                         BetzDearborn Inc. and Subsidiaries
                                            Guidelines for Performance Incentive
                                                               Compensation Plan

                         Effective as of January 1, 1997


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General Program Overview
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The Performance Incentive Compensation Plan (PICP) is designed to support the achievement of annual Profit Plans at both the Consolidated and GBU (Global Business Unit) level, while rewarding key employees and officers for individual performance. The intent is to focus participants on achieving results that are generally under their control and contribute to BetzDearborn's overall success.

Specifically, the PICP is designed to:

     Create a strong link between pay and organization performance;

     Develop a clear "line of sight" between a key employees' or officers' pay, management decisions and actions under his or her control; and

     Balance the emphasis on team performance and individual performance.

     The program is global in scope and is governed by the following guidelines.


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Administration of the Plan
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The Performance Incentive Compensation Plan (PICP) is administered by the Human
Resources Department. Nominations are made by officers and approved by the appropriate Corporate Services Department Officer or GBU President. The Human Resources Department will provide listings to Corporate Services Department Officers and GBU Presidents annually for verification of participation in the plan.


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BetzDearborn Inc. and Subsidiaries
Guidelines for Performance Incentive Compensation Plan
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Qualifications for Performance Incentive Compensation Plan Participation
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Service Requirement:        Generally, an employee has a minimum of one (1) year
                            of service with BetzDearborn Inc. or a covered subsidiary. Any exceptions to minimum service must be approved by the President of the subsidiary or Senior Department Officer. New hires may be considered for participation if they are hired no later than the first day of July of the plan year.

Grade Level:                All Officer grades as well as key employees. The
                            minimum grade to participate as a key employee is equivalent to 17 in the US grade structure. Minimum and typical level of participation vary by job function. All jobs covered by sales incentive plans do not participate in this plan.

Function/Responsibility:    Recommendations are to be limited to employees who
                            contribute significantly to the success of the Company or business unit/department, and whose continued service is an asset to the organization.


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Determining Incentive Funding
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Within the discretion of the Board of Directors, a bonus for the preceding year's accomplishments may be paid to the Key Employees and Officers of the Company designated as participants. The bonus shall be paid as soon as year-end results are compiled and compared to Bonus Goals for determination of overall performance levels. Generally, the bonus will be paid toward the end of the first quarter, usually in late February or early March, if prior year results warrant that a bonus is to be paid.

Generally, GBU performance levels will be communicated as a percentage of goal attained (e.g., from a minimum of 95% of goal up to a maximum of 106% of goal). The Bonus Goals, as established annually by the CEO in accordance with economic conditions and business plans, shall be used for the basis for bonus calculations. Goals that drive the achievement of results in this plan will be established for the company as a whole, for Corporate Services employees, and for the Global Business Units. All of the goals will be global in scope and will assume that the potential bonuses generated are accounted for and earned on a self-funded basis.



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Guidelines for Performance Incentive Compensation Plan
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In the event the percentage outcome falls between the performance levels outlined in Appendices A and B, the bonus pool will be generated using interpolated values. For example, a performance level of 98.3% will generate a bonus pool of 9.9% for key employees and a performance level of 101.6% will result in a bonus pool of 19.8%.


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Interaction with Other Profit-Related Incentive Plans and Local Laws
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As a global company, BetzDearborn operates in some locations where local laws require the existence of other profit-related bonus plans. Since the Performance Incentive Compensation Plan is discretionary, the plan is not extended to employees in such locations except if, at its own discretion, the Board of Directors of BetzDearborn makes a decision on the subject. The Board of Directors reserves the right to implement an alternative plan, in its absolute discretion, using this plan as a guideline. Decisions on potential payouts generated by this plan are made by the Board of Directors of BetzDearborn and not by local management in any of our locations.

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Determining Participation Levels
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Under the PICP, each participant has an annual incentive target opportunity, calculated as a percent of salary in effect as of December 31 of the applicable year. The target incentive represents a competitive annual award opportunity for a comparable position in a company similar to BetzDearborn. Participation levels have been determined based on this market position. The plan includes the following participation levels:


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             Participation Level     Organizational Level
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                 Level A                 Key Employees
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                 Level B                   Officers
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Guidelines for Performance Incentive Compensation Plan
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An award earnings schedule is developed each year. This schedule defines the award opportunities for different levels of performance, measured by the bonus goal. Three performance levels within this schedule define the target award and the award limits. These performance levels are:

     Threshold -- or minimum performance. No PICP will be earned if bonus goal performance fails to reach threshold.

     Target--of expected performance. A target incentive opportunity will be earned if bonus goal performance achieves target.

     Maximum--the level of performance that results in the highest possible award.

     The Appendix contains the award earnings schedule for the current year.


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Individual Performance Factor
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Potential PICP awards are adjusted for individual performance. Individual performance is determined by results achieved against individual objectives. Objectives and measures for evaluating individual performance will be determined at the beginning of the year as part of the Performance Management Process. The number of objectives will vary, but typically not more than five critical objectives will be used for purposes of the PICP. In addition, while the objectives are tailored to each participant, they have six common characteristics:

     Support the Corporate or GBU Profit Plan;

     Focus on achieving specific results;

     Can be clearly measured qualitatively or quantitatively;

     Have a specific time frame for completion;

     Are demanding yet realistic; and

     Focus on results the participant can affect.



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Guidelines for Performance Incentive Compensation Plan
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Application of the Performance Factor
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Once the Company or GBU results, on which the goal is based, meets the threshold performance level for the plan year, all eligible participants will receive an earned bonus level. This earned bonus is equal to 75% of the bonus payment percentage tied to the actual company performance level. For example, if the Company performs at 100% of goal or target, the bonus plan will fund 75% of the 15% incentive opportunity for each Level A participant, or 11.25%. The individual performance factor can then be applied. For this example, the total individual bonus amount, including the performance factor, may range from a minimum of 11.25% up to a maximum of 18.75%.

At the end of the year, the manager will assess the participant's performance against the pre-established objectives and recommend an individual bonus award based on overall performance results. The recommended bonus amount will then be approved by the next level of management.

Guidelines for determining the funding adjustment level based on performance are shown below.

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             Assessed Performance    Individual Adjustment Range*
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              Highest Performer         Above Target Level to
                                            Maximum Level
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               Solid Performer               Target Level
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               Lower Performer           Earned Level to Below
                                            Target Level
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            *Intermediate adjustments for intermediate levels of
            performance will be frequently used.
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Guidelines for Performance Incentive Compensation Plan
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Recommendations for Incentive Payment
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Recommendations for incentive payment will be in writing and provide the following information for each potential award recipient:


     Full Name;


     Position Title and Grade Level;


     Target Percentage; and


     Plan Year Bonus Recommendation.


All recommendations for PICP awards must be submitted to the CEO by a Senior Officer of BetzDearborn Inc. for approval. Corporate Compensation will prepare worksheets for use by management in determining award levels. All recommendations for PICP awards to GBU employees must be submitted to the CEO for approval by the GBU President.


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Termination
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In the event that the employment of a participant of the Plan is terminated, whether involuntarily or by reason or resignation, effective prior to the payment of the bonus for the bonus year, such participant shall not be entitled to receive a bonus payment for such year under the Plan.


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Retirement
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In the event that a participant of the Plan retires at the normal retirement date, or retires following service after the normal retirement date, or retires in advance of the normal retirement date, before the end of the calendar year, he or she will receive in the following year at bonus distribution time a pro rata bonus payment for the bonus year determined as of the effective date of retirement. For the purpose of the Plan, the "normal retirement date" and service after the "normal retirement date" and in advance of the "normal retirement date" shall be interpreted in accordance with the official text of the BetzDearborn Retirement Plan which is in effect as of the effective date of retirement.


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Guidelines for Performance Incentive Compensation Plan
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Disability
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In the event a participant of the Plan is placed on short-term disability, whether paid or unpaid, prior to the end of a bonus year, he or she will receive a pro rata bonus payment for that bonus year determined by including the period of the short-term disability but not to exceed six months. Any period of long-term disability shall not be included.


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Death
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In the event a participant of the Plan dies prior to December 31 of the bonus year, a pro rata bonus, determined as of the date of death, for the bonus year will be paid to his or her estate or legal representative.


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Salary Basis for Target Determination
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In determining bonus payments to participants of the Plan, salary as of December
31 of the bonus year, or as of the last date of employment in the case of death, disability or retirement before the end of the calendar year, will be used to determine the award amount, which will then be subject to the applicable individual performance factor.


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Other Information
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All pro rata bonus payment under this Plan shall be based upon a 365 day year.

Although the Company hopes that the Performance Incentive Compensation Plan can be continued indefinitely as part of the Company's compensation and benefit programs, payment of the bonus in any bonus year is discretionary with the Board of Directors, and the Company reserves the right to modify or terminate the Plan at any time.